SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 1, 2022
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SCIENTIFIC INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive
Bohemia, New York 11716
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(Address of principal executive offices)

(631) 567-4700
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(Registrant's telephone number, including area code)

Not Applicable
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(Former name or former address, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective February 1, 2022, the Company entered into a second amendment to a consulting agreement with Mr. Reinhard Vogt, a director of the Company, and Societät Reinhard and Noah Vogt AG o GmbH, an entity controlled by Mr. Vogt (collectively, the “Consultant”) dated July 21, 2020 and further amended as of March 1, 2021 to increase the monthly retainer for Consultant from 12,500 euros to 17,500 euros. All other provisions of the consulting agreement remain in effect.

ITEM 9.01 Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.	Description
10A-1	Amendment to Consulting Agreement between the Company and Societät Reinhard and Noah Vogt AG o GmbH and Reinhard Vogt

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: February 7, 2022	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer